13. Shareholders' Equity	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Shareholders' Equity

Shareholders’ equity was $123.6 million, or 11.31% of total assets, as of December 31, 2018, compared to $116.0 million, or 10.62% of total assets, as of December 31, 2017. The increase in shareholders’ equity is primarily due to an increase in retained earnings due to net income.

Annualized return on average equity for the year ended December 31, 2018 was 10.81% compared to 8.78% for the year ended December 31, 2017. Total cash dividends paid on common stock were $3.1 million and $2.6 million for the years ended December 31, 2018 and 2017, respectively.

The Board of Directors, at its discretion, can issue shares of preferred stock up to a maximum of 5,000,000 shares. The Board is authorized to determine the number of shares, voting powers, designations, preferences, limitations and relative rights. The Board of Directors does not currently anticipate issuing shares of preferred stock.

In 2016, the Company’s Board of Directors authorized a stock repurchase program, pursuant to which up to $2 million was allocated to repurchase the Company’s common stock. Any purchases under the Company’s stock repurchase program were made periodically as permitted by securities laws and other legal requirements in the open market or in privately negotiated transactions. The timing and amount of any repurchase of shares were determined by the Company’s management, based on its evaluation of market conditions and other factors. The Company repurchased approximately $2.0 million, or 92,738 shares of its common stock, under this program as of December 31, 2017.